Exhibit 99.1
Friedman, Billings, Ramsey 2006 Investor Conference November 29, 2006 Peabody Energy NYSE: BTU

Statement on Forward-Looking Information Some of the following information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, and is intended to come within the safe-harbor protection provided by those sections. Our forward-looking statements are based on numerous assumptions that we believe are reasonable, but they are open to a wide range of uncertainties and business risks that may cause actual results to differ materially from expectations as of October 19, 2006. These factors are difficult to accurately predict and may be beyond the control of the company. These risks include, but are not limited to: growth in coal and power markets; future worldwide economic conditions; economic strength and political stability of countries in which we have operations or serve customers; weather; transportation performance and costs, including demurrage; ability to renew sales contracts; successful implementation of business strategies; regulatory and court decisions; legislation and regulations; negotiation of labor contracts and labor availability and relations; capacity and cost of surety bonds and letters of credit; effects of changes in currency exchange rates; risks associated with customers, including credit risk; risks associated with performance of suppliers; availability and costs of key commodities such as steel, tires, diesel fuel and explosives; performance risks related to high-margin metallurgical coal production; geology and equipment risks inherent to mining; terrorist attacks or threats; replacement of reserves; inflationary trends; effects of interest rates; effects of acquisitions or divestitures; success in integrating new acquisitions; revenues related to synthetic fuel production; revenues and other risks detailed in the company's reports filed with the Securities and Exchange Commission (SEC). The use of "Peabody," "the company," and "our" relate to Peabody, its subsidiaries and majority-owned affiliates. EBITDA or Adjusted EBITDA is defined as income from continuing operations before deducting net interest expense, early debt extinguishment costs, income taxes, minority interests, asset retirement obligation expense & depletion, depreciation & amortization. For a reconciliation of EBITDA, a non-GAAP measure, to income from operations, the most comparable GAAP measure, please see PeabodyEnergy.com and the company's documents filed with the SEC. 10/19/06

BTU: The Only Global Pure-Play Coal Investment Growing revenue profile and productivity initiatives lead to expanded margins Unmatched reserve base and diverse portfolio of safe, low-cost operations Well positioned to create value from new generation, global expansion and Btu Conversion Strong record of financial performance World's Largest Private-Sector Coal Company

INDUSTRY OVERVIEW

DEMAND DRIVERS SUPPLY DRIVERS Global Coal Supply & Demand Major Market Drivers Strengthen Outlook for Coal Regulatory Environment: Safety and Permitting High Cost of Competing Fuels High Steel Demand Strong U.S. Economic Growth Soaring Energy Demand in China and India Higher Utilization of Existing Coal Fleet Major Build-Out of New Coal-Based Plants Coal-to-Liquids Plants and Btu Conversion Rail and Port Constraints Diminishing Low-Cost Reserves Scarcity of Equipment and Labor Escalating Cost Structures

Global Coal Use Soars 23%, or 1 Billion Tons, in 4 Years Four-Year Percent Change in Global Energy Consumption Source: BP Statistical Review of World Energy, 2006 edition. Coal Natural Gas Hydro Oil Nuclear 2002 - 2004 23 12 12 8 4 23% 2001 - 2005 Change 12% 8% 12% 4% Coal Natural Gas Oil Hydro Nuclear

China, U.S. and India Represent Vast Majority of Global Coal Growth +689 +456 +3,114 Growth in Total Annual Coal 2003-2030 (Million Short Tons) +137 +22 Amounts in million short tons. Source: U.S. Department of Energy, Energy Information Administration, International Energy Outlook 2006. Projected Australia export flow for 2004-2030. Long-Term Coal Demand Forecasts Continue to Rise

New International Energy Agency Outlook Shows Greatly Increased Coal Growth "Coal sees the biggest increase in demand in absolute terms" Global coal use forecast for 2030 increases 19% in just one year Coal-fueled generation more than doubles to 14,703 TWh by 2030 Australia's share of global coking coal exports increases to 67% from 63% Oil prices soar to $74/barrel ($130 nominal) if OPEC upstream investments continue at current growth rate IEA World Energy Outlook 2006 Source: International Energy Agency World Energy Outlook 2006 (Nov. 2006).

2007 2008 2009 2010 2011-2015 PRB 4.6 9.3 16.4 57.7 176.1 Illinois Basin 0.6 5.9 16.7 70.2 Central Appalachia 1.6 1.6 3.7 3.7 16.6 Lignite 11.8 14.4 24.8 Other Western 14.3 33 Pitt #8 7.9 15.3 28.5 Based on DOE NETL estimates from air permits; press releases; and Peabody analysis. 30,000 MW of New U.S. Capacity Add 100+ Million Tons of Coal Use by 2010 6 14 46 122 154 Total U.S. Plants Planned (93,000 MW in 40 States Using 300+ MTPY of Coal) Expected Cumulative Coal Use in New Plants Tons (in Millions) 349

Btu Conversion Technologies Expand Markets for Coal STEEL ELECTRICITY INDUSTRIAL GAS PIPELINE SNG SPECIALTY CHEMICALS ETHANOL DIESEL JET FUEL HYDROGEN China developing 27 new CTL plants Successful B-52 test flight using Fischer- Tropsch fuels Air Force sees half of Defense needs from CTL by 2020 U.S. Congress considers bills for offtake agreements and incentives New Markets Will Include CTG and CTL

CTL Has Potential to More Than Double U.S. Coal Demand 2005 U.S. Coal Demand 2030 Coal Demand (EIA) 2030 Coal Demand (NCC) 2030 Coal Demand (EIA / SSEB) 1.1 billion 1.8 billion 2.5 billion 2.4 billion Source: U.S. Energy Information Agency 2030 projections include 190 million tons per year for coal-to-liquids; Southern States Energy Board July 2006 Report calls for 1.0 billion tons of coal-to-liquids; National Coal Council April 2006 Report calls for 2.4 billion tons per year of coal used for multiple uses including clean electricity, coal-to-gas and coal-to-liquids. (Peabody was a participant in the NCC and SSEB Reports.) U.S. Coal Demand Opportunities Tons

Strong Bipartisan Support for Greater Coal Use Illinois Senator Barrack Obama introduces CTL bill "The people I meet in town hall meetings back home would rather fill their cars with fuel made from coal reserves in Southern Illinois than with fuel made from crude reserves in Saudi Arabia." Florida Senator Bill Nelson "The situation can only be solved by turning to alternative energy sources like gas made from coal." Pennsylvania Governor Ed Rendell "I call for an American Energy Harvest" using our coal and crops Illinois Governor Rod Blogojevich "This is about energy, energy self-sufficiency and energy independence." (At Prairie State event) Montana Governor Brian Schweitzer "We can produce enough of this (coal) in Montana to power every American car for decades." Democrats Vocal in Support of Coal and Btu Conversion

COMPANY OVERVIEW

Source: Company reports and websites and SEC filings. 2005 values are on a short-ton basis. Peabody pro forma including Excel projects in development. Reserves (tons in billions) Sales (tons in millions) Peabody is World Leader in Sales and Reserves Rio Tinto Shenhua BHP Arch Anglo-American Consol Foundation Xstrata Massey North American Alpha Natural Resources International Coal Fording

Peabody's Strategies Target Margin Expansion and Growth Executing the basics: best-in-class safety, operations and marketing Capitalizing on organic growth opportunities Expanding in high-growth global markets Participating in new generation and Btu Conversion projects

Source: Peabody 2006; U.S. Department of Labor, Occupational Safety & Health Administration, 2005. Peabody 2005 2.8 Peabody 2004 4.15 Wholesale 4.5 Utilities 4.6 Leisure & Hospitality 4.7 Retail 5 Coal Mining 5.1 Education & Health Services 5.5 Agriculture/Forestry/Fishing/Hunting 6.1 Construction 6.3 Manufacturing 6.3 Transportation & Warehousing 7 Wholesale Utilities Coal Mining Retail Agriculture/Forestry/Fishing/Hunting Manufacturing Transportation & Warehousing Peabody 2005 Education & Health Services Leisure & Hospitality Construction Peabody Safety Performance Continues to Improve Accidents Per 200,000 Hours Peabody 2004 2.8 4.1 5.1 Executing the Basics: Safety is the Key

Executing the Basics: Leading Productivity Rawhide Caballo North Antelope Rochelle Industry Average (Underground) Industry Average (Surface) First half 2006 data. Source: U.S. Department of Labor Mine Safety & Health Administration. Peabody Operates the Three Most Productive Mines in the World #1 #2 #3 Industry Average (SPRB) Peabody Others

COMPLETED UNDER CONSTRUCTION IN PERMITTING IN PLANNING 80+ MTPY of Developments and Expansions by 2010 Organic Growth Pipeline from 10+ Billion Ton Reserve Base

Peabody Acquires Excel Coal to Expand and Serve Fastest Growing Markets Diverse thermal and metallurgical coal products Significant growth platform from expansion projects 500 million tons of thermal and metallurgical reserves 1 billion tons of resources 1.5 million acres of exploration rights Unmatched access to five ports Operational, marketing and transportation synergies Expected to be accretive to 2007 earnings and cash flows Tripling Presence in Largest Coal Exporting Nation

Peabody and Excel: Growth Opportunities and Synergies

Australia Serves Fast-Growing Global Coal Markets Australian metallurgical and thermal coal serves the fast-growing Asian markets Nearly one-third of the world's coal exports come from Australia U.S. Energy Information Administration projects Australian coal exports will increase 55% by 2030 1st Qtr 2nd Qtr East 384.4 247.6 West 737.8 516.4 2004 2030 Global Coal Flows (Tons in Millions) Australia Australia Total Total 248 764 1,122 384 Source: U.S. Department of Energy, Energy Information Administration, International Energy Outlook 2006.

2001 2002 2003 2004 2005 2006 16 105.5 95 178 423 541 114 2001 2002 2003 2004 2005 2006 378 406.1 410.3 559 870 1050 100 BTU: Building Upon a Track Record of Performance 2001 2002 2003 2004 2005 2006 2577 2717 2829 3632 4664 4664 EBITDA In millions. Excludes discontinued operations and charges related to 2003 pre-tax debt extinguishment. Targets as of Oct. 19, 2006. Revenues Income TARGET $1,050 - $1,150 TARGET $541 - $655

2003 2004 2005 2006 2007 2008 2009 2010 EBITDA 82 175 423 541 114 Revenue growth from contract backlog Expanding margins from safe, low-cost operations Major organic growth using leading reserves Global expansion Btu Conversion markets BTU has an Outstanding Outlook Excludes discontinued operations and charges related to 2003 pre-tax debt extinguishment. CAGR assumes mid point of 2006 target. 2006 target as of Oct. 19, 2006. Income 94% CAGR $82 $175 $423 $541 - $655

Continental U.S. Proven Oil Reserves 126 206 Peabody's Proven and Probable Coal Reserves Continental U.S. Natural Gas Reserves Largest U.S. Oil Company 167 111 Source: Annual reports for selected energy companies, Energy Information Administration's U.S. Crude Oil, Natural Gas, and Natural Gas Liquids Reserves. Peabody's Energy Reserves Are Unmatched Energy Value in Quadrillion Btus BTU Has 30 100+ Million-Ton Sites to Fuel Generation / Btu Conversion Largest U.S. Natural Gas Company 14

Btu Conversion = Value Conversion as We Narrow the Energy Valuation Gap



Market Capitalization on Btu-Equivalent Basis
Market Capitalization
$ per mmBtu
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
$0.05
$3.57
Peabody
Anadarko
Apache
ConocoPhillips
Chesapeake
BP Amoco
ChevronTexaco
ExxonMobil
Shell

Source: Company filings and reports. Market capitalization per Yahoo Finance intraday November 27, 2006.

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Friedman, Billings, Ramsey 2006 Investor Conference November 29, 2006 Peabody Energy NYSE: BTU